Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
25. Subsequent Events

(a) Cartesian Financing

On January 11, 2016, Westport announced that it had entered into a financing agreement with Cartesian Capital Group ("Cartesian") to support global growth initiatives. The financing agreement immediately provided $17,500 in non-dilutive capital (the "Tranche 1 Financing"). In consideration for the funds provided to Westport, Cartesian is entitled to payments in respect of the Tranche 1 Financing based on the greater of (i) a percentage of amounts received by Westport on select HPDI and joint venture products in excess of agreed thresholds through 2025 and (ii) stated fixed amounts per annum.  The carrying value is being accreted to the expected redemption value using the effective interest method.
The payments owing to Cartesian in respect of the Tranche 1 Financing are accounted for using the effective interest method with a notional interest rate being calculated based on the minimum fixed payments owing to Cartesian. The minimum fixed payments result in an effective interest rate of approximately 23% using this method. The effective interest rate actually required to be utilized could be higher if future joint venture earnings and, or future product sales are higher than the minimum fixed payments stipulated in the agreement.
(b) Merger with Fuel Systems Solutions, Inc.
On September 1, 2015, the Company announced a proposed business combination (the "Merger") with Fuel Systems Solutions, Inc. (“Fuel Systems”). Under the terms of the Merger, the Company will acquire all of the outstanding shares of Fuel Systems common stock in a stock-for-stock transaction under which Fuel Systems shareholders will receive 2.129 Company shares for each share of Fuel Systems common stock they own at closing.
On March 7, 2016, the Company signed an Amendment to the Agreement and Plan of Merger (the “Amendment”) in relation to the Merger between the Company and Fuel Systems. The exchange ratio of the Agreement has been amended to include a collar mechanism. In the event that the NASDAQ volume weighted average price ("VWAP") of the Company common shares during a specified measuring period is equal to or greater than $2.37, then Fuel Systems stockholders will receive 2.129 Company common shares per Fuel Systems share on closing of the Merger and through the exchange process. In the event that the Company’s VWAP is equal to or less than $1.64, then Fuel Systems stockholders will receive approximately 3.08 Company common shares per Fuel Systems share on closing of the Merger and through the exchange process. In the event that the Company's VWAP is greater than $1.64 and less than $2.37, then Fuel Systems stockholders would receive a number of Company common shares per Fuel Systems share equal to dividing $5.05 by the Company’s VWAP, rounded to four decimal places. The measuring period will be the ten consecutive trading days ending on and including the trading day five business days prior to the anticipated closing date.
On March 18, 2016, the Company announced that its shareholders approved the issuance of such number of Company common shares as required to complete the Merger.
The Merger requires certain regulatory approvals and approval by a majority of the shareholders of Fuel Systems. All substantive regulatory approvals have been received. The Merger is currently anticipated to close in April 2016.